UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2014

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO	001-33653	31-0854434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 15, 2014, Fifth Third Bancorp held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following proposals stated in the Proxy Statement dated March 6, 2014, which is incorporated by reference herein.

The proposals voted on and approved or disapproved by the shareholders at the Annual Meeting were as follows:

1.	Election of all of the Board of Directors to serve until the Annual Meeting of Shareholders in 2015.

	Number of Common Shares
	For	Against	Abstain	Broker Non-Vote
Nicholas K. Akins	639,548,535	2,887,159	1,096,684	82,832,226
B. Evan Bayh III	629,824,167	12,702,408	1,005,800	82,832,229
Ulysses L. Bridgeman, Jr.	639,005,571	3,393,340	1,133,465	82,832,228
Emerson L. Brumback	637,003,118	5,413,019	1,116,239	82,832,228
James P. Hackett	633,775,550	8,458,411	1,298,418	82,832,225
Gary R. Heminger	525,468,823	116,892,646	1,170,910	82,832,225
Jewell D. Hoover	636,703,250	5,570,661	1,258,461	82,832,232
Kevin T. Kabat	638,703,088	3,890,679	938,611	82,832,226
Mitchel D. Livingston, Ph.D	633,509,713	8,849,746	1,172,915	82,832,230
Michael B. McCallister	636,611,426	5,936,947	984,003	82,832,228
Hendrik G. Meijer	636,053,964	6,346,808	1,131,605	82,832,227
Marsha C. Williams	635,779,062	6,890,990	862,323	82,832,229

2.	The appointment of the firm Deloitte & Touche LLP to serve as the independent external audit firm for Fifth Third Bancorp for the year 2014 was approved by a vote of the common shareholders of 712,379,048 for, 12,860,014 against, and 1,125,542 abstain, with no broker non-votes.

3.	The proposal described in the proxy statement to approve the Fifth Third Bancorp 2014 Incentive Compensation Plan, including the issuance of up to an additional 36,000,000 shares of common stock thereunder was approved by a vote of the common shareholders of 609,966,981 for, 30,965,347 against, and 2,598,831 abstain, with 82,833,445 broker non-votes.

4.	The advisory vote on executive compensation was approved by a vote of the common shareholders of 607,474,815 for, 32,547,555 against, and 3,508,786 abstain, with 82,833,448 broker non-votes.

5.	In the advisory vote to determine whether the shareholder vote on the compensation of executives will occur every 1, 2, or 3 years, every 1 year was approved by a vote of the common shareholders of 558,666,359 for every 1 year, 3,269,081 for every 2 years, 79,839,535 for every 3 years, and 1,756,173 abstain, with 82,833,456 broker non-votes.

Item 8.01	Other Events

Following the retirement of William Isaac at the Annual Meeting of the Shareholders, the Board of Directors has elected James P. Hackett as the non-executive Chairman of the Board of Directors. Additionally, the Board elected Marsha Williams as the Lead Director of the Board of Directors to replace Mr. Hackett.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

April 16, 2014	/s/ MARY E. TUUK

Mary E. Tuuk
Executive Vice President of Corporate Services and Board Secretary